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                                                                Exhibit 99(a)(5)

                               SCHEDULE B TO THE
                     JPMORGAN TRUST I DECLARATION OF TRUST

                               SERIES AND CLASSES

                            As of November 10, 2005

Series                                           Class
------                                           ------

NON-MONEY MARKET FUNDS

JPMorgan Asia Equity Fund                        A, Select Institutional

JPMorgan Bond Fund                               A, B, C, Select, Institutional, Ultra

JPMorgan California Tax Free Bond Fund           A, B, C, Select Institutional

JPMorgan Capital Growth Fund                     A, B, C, Select

JPMorgan Disciplined Equity Fund                 A, Select, Institutional, Ultra

JPMorgan Diversified Fund                        A, B, C, Select, Institutional

JPMorgan Dynamic Small Cap Fund                  A, B, C, Select

JPMorgan Emerging Markets Debt Fund              Select

JPMorgan Emerging Markets Equity Fund            A, B, C, Select, Institutional

JPMorgan Enhanced Income Fund                    A, Select, Institutional

JPMorgan Global Healthcare Fund                  A, B, C, Select

JPMorgan Global Strategic Income Fund            A, B, C, Select, Institutional, M

JPMorgan Growth and Income Fund                  A, B, C, Select

JPMorgan Highbridge Statistical Market Neutral   A, C, Select, Institutional
Fund

JPMorgan Intermediate Tax Free Bond Fund         A, B, C, Select, Institutional

JPMorgan International Equity Fund               A, B, C, Select, Institutional

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
Series                                           Class
------                                           ------
JPMorgan International Growth Fund               A, B

JPMorgan International Opportunities Fund        A, B, Select, Institutional

JPMorgan International Small Cap Equity Fund     A, B, Select, Institutional

JPMorgan International Value Fund                A, B, Select, Institutional

JPMorgan Intrepid America Fund                   A, B, C, Select

JPMorgan Intrepid Contrarian Fund                A, B, C, Select

JPMorgan Intrepid European Fund                  A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund                    A, B, C, Select

JPMorgan Intrepid Long/Short Fund                A, C, Select

JPMorgan Intrepid Value Fund                     A, B, C, Select

JPMorgan Japan Fund                              A, B, C, Select

JPMorgan Market Neutral Fund                     A, B, Institutional

JPMorgan Micro Cap Fund                          A, C, Select, Institutional

JPMorgan Mid Cap Equity Fund                     A, B, Select

JPMorgan New Jersey Tax Free Bond Fund           A, B, C, Select

JPMorgan New York Tax Free Bond Fund             A, B, C, Select Institutional

JPMorgan Real Return Fund                        A, C, Select Institutional

JPMorgan Short Term Bond Fund                    A, Select, Institutional

JPMorgan Small Cap Core Fund                     Select

JPMorgan Small Cap Equity Fund                   A, B, C, Select

JPMorgan Strategic Small Cap Value Fund          A, C, Select

JPMorgan Tax Aware Core Equity Fund              Select

JPMorgan Tax Aware Disciplined Equity Fund       Institutional

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
Series                                           Class
------                                           ------
JPMorgan Tax Aware Diversified Equity Fund       Select

JPMorgan Tax Aware Enhanced Income Fund          A, Select, Institutional

JPMorgan Tax Aware International Fund            Select

JPMorgan Intrepid International                  A, C, Select, Institutional
Fund (name change from JPMorgan Tax Aware
International Opportunities Fund effective
2/28/06)

JPMorgan Tax Aware Large Cap Growth Fund         Select

JPMorgan Tax Aware Large Cap Value Fund          Select

JPMorgan Tax Aware Real Income Fund              A, B, C, Institutional

JPMorgan Tax Aware Real Return Fund              A, C, Select, Institutional

JPMorgan Tax Aware Short-Intermediate Income     Select, Institutional
Fund

JPMorgan Tax Aware U.S. Equity Fund              A, B, C, Select, Institutional

JPMorgan U.S. Equity Fund                        A, B, C, Select, Institutional, Ultra

JPMorgan U.S. Large Cap Core Plus Fund           A, C, Select, Institutional

JPMorgan U.S. Small Company Fund                 Select, Institutional

JPMorgan Value Advantage Fund                    A, B, C, Select, Institutional

MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities           Capital, Institutional, Agency,
Money Market Fund                                Premier, Morgan, Reserve

JPMorgan California Municipal Money              Morgan, E*TRADE
Market Fund

JPMorgan Federal Money Market Fund               Institutional, Agency, Premier,
                                                 Morgan, Reserve

JPMorgan New York Municipal Money                Morgan, Reserve, E*TRADE
Market Fund

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
Series                                           Class
------                                           ------
JPMorgan Prime Money Market Fund                 Capital, Institutional, Agency,
                                                 Premier, Morgan, Reserve, B, C,
                                                 Select, Cash Management

JPMorgan Tax Free Money Market Fund              Institutional, Agency, Premier,
                                                 Morgan, Reserve
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